                                  THE STRONG
                                  ----------

                                     DOW 30
                                   VALUE FUND

                        =================================
                        ANNUAL REPORT o DECEMBER 31, 1998
                        =================================

                       [PICTURE OF STRONG FUNDS BUILDING]


                                  [STRONG LOGO]

                                  STRONG FUNDS

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     It was a rainy Friday night in Owings Mills, Md., in October 1996. I was sitting on the set of "Wall Street Week," being interviewed by Louis Rukeyser. We had been talking about the incredible bull market that was heading for another year of double-digit returns. Lou asked--with tongue in cheek--if I thought it could last forever.

     My response was that I didn't know how long the bull would run, but that I was pretty sure of one thing: We ought to enjoy it. We live in remarkable times, the kind of times we only dreamt about when I was in school. I told Lou that inflation was almost nonexistent, interest rates appeared to be heading lower, and American technology had made a lot of companies unbelievably efficient and productive.

     "It's the best I've seen things in the 30 years since I got out of school," I said.

     "Then you'd say the future probably lies ahead of us," observed Lou.

     "Yes," I replied, "I'd say the future is ahead of us."

     Here we are more than two years later, fast approaching the end of the millennium, and the story line is pretty much unchanged. Inflation is low, interest rates are still moving down--(and we believe they will move lower in the months and years ahead)--and one technological miracle after another arrives regularly.

     Beyond that, we've just come off the fourth successive year in which the S&P 500 returned more than 20%. Mind you, not every common stock finished 1998 so strong. Once again the investment gods smiled mainly on the bigger blue chips. But generally speaking, after encountering some "air pockets" over Asia last summer, the US and European markets rebounded when the Federal Reserve reduced interest rates three times.

     If there was one lesson that the markets taught us last year, it was the importance of creating a balanced portfolio. That means splitting your investments between stocks, bonds and cash. Common stocks today are the darling of American investors, particularly the technology stocks. Bonds are not nearly as romantic, and are also a little tougher to get your arms around. But there is no disputing their importance in a sound, balanced investment portfolio. They generate a consistent stream of income and provide protection when inflation is low.

     You ought to remember that in 1999. As long as interest rates fall, bonds will continue to provide very attractive returns. If you find the world of bonds a little tough to figure at times--as a number of our shareholders have reminded us--call for a better explanation. We'll be happy to walk you through the math.

     You should also make sure to spread out your stock investments among small-, medium-, and large-cap stocks. While the blue chips, Internet and other tech stocks received the spotlight in 1998, they are not the only game in town. There are an awful lot of smart, solid, mid-sized and smaller companies out in the common stock universe that have not shared in the run-up. You can find some great bargains and, sooner or later, these companies are going to get their due.

                                             /s/ Dick

                                   THE STRONG
                                   ----------

                                     DOW 30
                                   VALUE FUND

                        =================================
                        ANNUAL REPORT o DECEMBER 31, 1998
                        =================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
         The Strong Dow 30 Value Fund ............................. 2
FINANCIAL INFORMATION
         Schedule of Investments in Securities .................... 4
         Statement of Assets and Liabilities ...................... 5
         Statement of Operations .................................. 6
         Statement of Changes in Net Assets ....................... 7
         Notes to Financial Statements ............................ 8
FINANCIAL HIGHLIGHTS ..............................................10
REPORT OF INDEPENDENT ACCOUNTANTS .................................11

                                    ==============
                          THE STRONG DOW 30 VALUE FUND
------------------------------------==============------------------------------

FUND HIGHLIGHTS

o The Strong Dow 30 Value Fund returned 16.11% for the year ended December 31, 1998.

o The Dow Jones Industrial AverageSM lagged behind other large-company market indexes in 1998, largely because of its greater exposure to multinational companies that could be hurt by economic weakness in Asia and Latin America.

o In the DJIA and in the broad market, value stocks lagged behind growth stocks.

o The Fund continues to adhere to its value-oriented approach. During the fourth quarter, the Fund took advantage of weakness in financial stocks, accumulating bigger positions in Citigroup, J.P. Morgan, and American Express.

---------------------------------------

           AVERAGE ANNUAL
            TOTAL RETURN

           As of 12-31-98

    Since Inception       16.11%
      (on 12-31-97)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 12-31-98

SECURITY                % OF NET ASSETS

International Business
Machines Corporation               8.6%

Merck & Company, Inc.              7.1%

United Technologies
Corporation                        5.4%

J.P. Morgan & Company, Inc.        5.3%

American Express Company           5.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS

/s/ Charles B. Carlson           /s/ Richard T. Moroney
Charles B. Carlson               Richard T. Moroney
Portfolio Co-manager             Portfolio Co-manager

--------------------------------------------------------------------------------

For 1998, the Strong Dow 30 Value Fund returned 16.11%, a figure that falls slightly below the Dow Jones Industrial Average'sSM total return for 1998, but places ahead of the Dow Jones' 50-year average annual return. Given this Fund's value orientation and the fact that the markets strongly favored growth stocks over value stocks, it's no small feat that this Fund tracked its bench-mark so closely.

With the actively managed portion of the portfolio, we overweight stocks that we believe offer good value. Our criteria include dividend yields, price/earnings ratios, price/cash flow ratios, and price/earnings ratios relative to earnings growth. Over time, we believe a value orientation is the best way to make money in the stock market.

In 1998, however, the market did not reward value stocks. Instead, investors were most interested in large, well-known stocks, pushing their prices to unprecedented levels. Examples of these stocks in the Dow include Procter & Gamble, McDonald's, and Wal-Mart Stores. Although many investors were willing to chase after these ever-escalating stocks, in keeping with our value orientation, we weren't. That approach hurt the Fund's relative performance in 1998, but we believe it will serve our shareholders well if these stocks' prices move closer to historical norms--as we believe they will.

                                                  ---------------------

                                                       EVEN THOUGH

                                                       SOME OF THE

                                                     DOW'S STOCKS ARE

                                                    NOW VERY EXPENSIVE,

                                                    WE CONTINUE TO FIND

                                                       GOOD VALUES.

                                                  ---------------------

--------------------------------------------------------------------------------

Even though some of the Dow's stocks are now very expensive, we continue to find good values. In our view, such high-quality franchises as AT&T, Hewlett-Packard, and Philip Morris have bright growth prospects and reasonably priced stocks. During the fourth quarter, a selloff among financial stocks presented a buying opportunity. When American Express, Citigroup, and J.P. Morgan began to score higher in our value models, we boosted the Fund's exposure to these high-quality stocks.

In the year ahead, we expect more buying opportunities, for several reasons. First, it's difficult to believe that the stock market will be able to continue the strong performance it has posted over the past four years. Further, corporate profitability will likely be under pressure in 1999, thanks in part to turmoil in global markets. As long as interest rates and inflation stay under control, however, we believe the Fund is positioned well for 1999. In what is likely to be a more challenging investment climate going forward, we anticipate that investors will focus more on value stocks than they have recently. This would be likely to improve the Fund's performance relative to other large-cap indexes.

Thank you for choosing the Strong Dow 30 Value Fund to help you achieve your financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-98
[GRAPH]
                 THE STRONG          Dow Jones       Lipper Growth &
                DOW 30 VALUE        Industrial        Income Funds
                    FUND            Average SM*          Index*
     12-97         10,000             10,000             10,000
     3-98          11,126             11,171             11,140
     6-98          11,272             11,411             11,161
     9-98          10,064             10,047              9,769
     12-98         11,611             11,812             11,358


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Growth & Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category.
Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
APPROACH

THE STRONG DOW 30 VALUE FUND INVESTS SOLELY IN THE 30 STOCKS THAT COMPRISE THE DOW JONES INDUSTRIAL AVERAGE (DJIA). WITH ONE HALF OF THE FUND'S ASSETS, THE MANAGERS ATTEMPT TO REPLICATE THE DJIA AND EQUAL ITS RETURN. IN THE OTHER HALF OF THE PORTFOLIO, THE MANAGERS ATTEMPT TO BETTER THE DJIA'S RETURN BY EMPHASIZING DJIA STOCKS SELLING AT ATTRACTIVE VALUATIONS. IN ASSESSING VALUE, THE MANAGERS CONSIDER DIVIDEND YIELD, PRICE/EARNINGS RATIOS, PRICE/CASH FLOW RATIOS, AND COMPANY GROWTH RATES. STOCKS THAT APPEAR TO BE INEXPENSIVE COMPARED WITH HISTORICAL NORMS OR WITH OTHER DJIA STOCKS ARE OVERWEIGHTED, AND STOCKS THAT APPEAR TO BE EXPENSIVE ARE UNDERWEIGHTED.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o For 1998, the Dow Jones Industrial AverageSM, rose 18.13%. In the fourth quarter alone, it rose 17.57%.

o    Low interest rates were the primary force driving the market higher.

o The year 1998 marked a continuation of investors' love affair with large-capitalization stocks, especially those in such glamour areas as technology and health care. For the first time in history, the Dow Industrials registered double-digit percentage gains four years running.

o While international developments fueled a substantial correction in late summer and early fall, the market was able to overcome bad news and move higher.

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                            STRONG DOW 30 VALUE FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.7%
AEROSPACE & DEFENSE 7.1%
The Boeing Company                                  14,000   $  456,750
United Technologies Corporation                     14,100    1,533,375
                                                              ---------
                                                              1,990,125

AUTO & TRUCK PARTS 2.3%
The Goodyear Tire & Rubber Company                  13,100      660,731

AUTOMOBILE 3.8%
General Motors Corporation                          15,000    1,073,438

BANK - MONEY CENTER 8.4%
Citigroup, Inc.                                     17,700      876,150
J.P. Morgan & Company, Inc.                         14,300    1,502,394
                                                              ---------
                                                              2,378,544

BEVERAGE - SOFT DRINK 1.5%
The Coca-Cola Company                                6,300      421,312

CHEMICAL 1.8%
Union Carbide Corporation                           11,700      497,250

COMPUTER - MAINFRAME 8.6%
International Business Machines Corporation         13,100    2,420,225

COMPUTER - PERSONAL & WORKSTATION 3.6%
Hewlett-Packard Company                             14,700    1,004,194

DIVERSIFIED OPERATIONS 7.8%
Allied Signal, Inc.                                 14,700      651,394
E.I. Du Pont de Nemours & Company                   12,500      663,281
Minnesota Mining & Manufacturing Company            12,600      896,175
                                                              ---------
                                                              2,210,850
ELECTRICAL EQUIPMENT 4.6%
General Electric Company                            12,800    1,306,400

FINANCE - MISCELLANEOUS 5.0%
American Express Company                            13,900    1,421,275

HEALTHCARE - DRUG/DIVERSIFIED 10.4%
Johnson & Johnson                                   11,400      956,175
Merck & Company, Inc.                               13,500    1,993,781
                                                              ---------
                                                              2,949,956

LEISURE PRODUCT 3.0%
Eastman Kodak Company                               11,700      842,400

LEISURE SERVICE 1.5%
The Walt Disney Company                             14,200      426,000

MACHINERY - CONSTRUCTION & MINING 2.2%
Caterpillar, Inc.                                   13,600      625,600

METALS & MINING 3.7%
Aluminum Company of America                         14,100    1,051,331

OIL - INTERNATIONAL INTEGRATED 6.3%
Chevron Corporation                                 12,400    1,028,425
Exxon Corporation                                   10,400      760,500
                                                              ---------
                                                              1,788,925

PAPER & FOREST PRODUCTS 1.0%
International Paper Company                          6,300      282,319

RETAIL - DEPARTMENT STORE 2.3%
Sears, Roebuck & Company                            15,400      654,500

RETAIL - MAJOR CHAIN 3.6%
Wal-Mart Stores, Inc.                               12,400    1,009,825

RETAIL - RESTAURANT 1.7%
McDonald's Corporation                               6,300      482,737

SOAP & CLEANING PREPARATION 2.1%
The Procter & Gamble Company                         6,400      584,400

TELECOMMUNICATION SERVICE 4.4%
AT&T Corporation                                    16,600    1,249,150

TOBACCO 3.0%
Philip Morris Companies, Inc.                       15,800      845,300

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $25,780,075)                       28,176,787
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.17%    $78,300       78,300
Warner Lambert Company, 5.18%                          100          100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $78,400)                      78,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $25,858,475) 100.0%    28,255,187
Other Assets and Liabilities, Net (0.0%)                         (7,639)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $28,247,548
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period              --           --
Options written during the period                    1,810     $125,340
Options closed                                      (1,120)     (62,634)
Options expired                                         --           --
Options exercised                                     (690)     (62,706)
                                                     -----      -------
Options outstanding at end of period                    --     $     --
                                                     =====     ========

Closed and exercised options resulted in a capital loss of $230,291.


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                             STRONG DOW 30
                                                              VALUE FUND
                                                             -------------
ASSETS:
  Investments in Securities, at Value (Cost of $25,858,475)   $28,255,187
  Receivable for Fund Shares Sold                                   1,000
  Dividends and Interest Receivable                                50,343
  Other Assets                                                     27,030
                                                              -----------
  Total Assets                                                 28,333,560

LIABILITIES:
  Payable for Securities Purchased                                 65,057
  Accrued Operating Expenses and Other Liabilities                 20,955
                                                              -----------
  Total Liabilities                                                86,012
                                                              -----------
NET ASSETS                                                    $28,247,548
                                                              ===========

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)               $26,606,323
  Accumulated Net Investment Income                                    31
  Accumulated Net Realized Loss                                  (755,518)
  Net Unrealized Appreciation                                   2,396,712
                                                              -----------
  Net Assets                                                  $28,247,548
                                                              ===========

Capital Shares Outstanding (Unlimited Number Authorized)        2,470,913

NET ASSET VALUE PER SHARE                                          $11.43
                                                                   ======








                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                              STRONG DOW 30
                                                                VALUE FUND
                                                               -------------
INCOME:
  Dividends                                                      $  338,657
  Interest                                                           53,098
                                                                 ----------
  Total Income                                                      391,755

EXPENSES:
  Investment Advisory Fees                                          149,451
  Custodian Fees                                                     69,127
  Shareholder Servicing Costs                                       101,492
  Reports to Shareholders                                            23,714
  Federal and State Registration Fees                                46,793
  Other                                                              16,673
                                                                 ----------
  Total Expenses before Waivers and Absorptions                     407,250
  Expense Waivers and Absorptions by Advisor                        397,261
                                                                 ----------
  Expenses, Net                                                       9,989
                                                                 ----------
NET INVESTMENT INCOME                                               381,766
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Loss on:
   Investments                                                     (525,227)
   Options                                                         (230,291)
                                                                 ----------
   Net Realized Loss                                               (755,518)
  Change in Unrealized Appreciation/Depreciation on Investments   2,396,712
                                                                 ----------
NET GAIN ON INVESTMENTS                                           1,641,194
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,022,960
                                                                 ==========









                       See Notes to Financial Statements.
6

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998 (Note 1)

                                                               STRONG DOW 30
                                                                 VALUE FUND
                                                               -------------

OPERATIONS:
  Net Investment Income                                         $   381,766
  Net Realized Loss                                                (755,518)
  Net Change in Unrealized Appreciation/Depreciation              2,396,712
                                                                -----------
  Net Increase in Net Assets Resulting from Operations            2,022,960

DISTRIBUTIONS:
  From Net Investment Income                                       (381,735)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      36,153,107
  Proceeds from Reinvestment of Distributions                       370,392
  Payment for Shares Redeemed                                    (9,917,176)
                                                                -----------
  Net Increase in Net Assets from Capital Share Transactions     26,606,323
                                                                -----------
Total Increase in Net Assets                                     28,247,548

NET ASSETS:
  Beginning of Year                                                      --
                                                                -----------
  End of Year                                                   $28,247,548
                                                                ===========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            3,359,816
  Issued in Reinvestment of Distributions                            32,316
  Redeemed                                                         (921,219)
                                                                  ---------
  Net Increase in Shares of the Fund                              2,470,913
                                                                  =========







                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1998

1.   ORGANIZATION
     Strong Dow 30 Value Fund is a non-diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities

--------------------------------------------------------------------------------

          in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (H) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED  PARTY  TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.80% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. During 1998, the Fund's advisor voluntarily waived expenses of $360,173. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Horizon Investment Services, LLC ("Horizon") manages the investments of Strong Dow 30 Value Fund under an agreement with the Advisor. Horizon is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $20,540, $94,866 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $34,884,180 and $8,578,878, respectively.

6.   INCOME TAX INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $26,329,882. Net unrealized appreciation of securities was $1,925,305, consisting of gross unrealized appreciation and depreciation of $3,046,399 and $1,121,094, respectively. The Fund had a capital loss carryover of $287,516 which expires in 2006.

     For corporate shareholders in the fund, the percentage of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction is 85.8%(unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------
                                                           Year Ended
                                                           ----------
SELECTED PER-SHARE DATA(a)                                    1998
---------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
Income From Investment Operations
  Net Investment Income                                        0.18
  Net Realized and Unrealized Gains on Investments             1.43
---------------------------------------------------------------------
  Total from Investment Operations                             1.61
Less Distributions
  From Net Investment Income                                  (0.18)
---------------------------------------------------------------------
  Total Distributions                                         (0.18)
---------------------------------------------------------------------
Net Asset Value, End of Period                               $11.43
=====================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------
  Total Return                                               +16.1%
  Net Assets, End of Period (In Thousands)                   $28,248
  Ratio of Expenses to Average Net Assets                      0.1%
  Ratio of Expenses to Average Net
    Assets Without Voluntary Waivers and Absorptions           2.0%
  Ratio of Net Investment Income to Average Net Assets         2.1%
  Portfolio Turnover Rate                                     45.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of the Strong Equity Funds, Inc.
and the Shareholders of Strong Dow 30 Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Dow 30 Value Fund (the "Fund") (one of the portfolios constituting Strong Equity Funds, Inc.) at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from January 2, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 9, 1999

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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